Quarterly Holdings Report
for

Fidelity® Real Estate Equity Central Fund

December 31, 2019

REE-QTLY-0220
1.9862251.105

Schedule of Investments December 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 97.5%
REITs - Apartments - 16.7%
AvalonBay Communities, Inc.	230,762	$48,390,791
Equity Residential (SBI)	349,893	28,313,342
Essex Property Trust, Inc.	104,819	31,535,844
Invitation Homes, Inc.	718,804	21,542,556
UDR, Inc.	679,982	31,755,159
		161,537,692
REITs - Diversified - 17.6%
Clipper Realty, Inc.	511,464	5,421,518
Crown Castle International Corp.	74,409	10,577,239
Digital Realty Trust, Inc.	376,723	45,108,812
Duke Realty Corp.	677,826	23,500,227
Equinix, Inc.	95,938	55,999,011
Outfront Media, Inc.	315,300	8,456,346
VICI Properties, Inc.	807,600	20,634,180
		169,697,333
REITs - Health Care - 11.9%
CareTrust (REIT), Inc.	740,300	15,272,389
Healthcare Realty Trust, Inc.	874,910	29,195,747
Ventas, Inc.	708,094	40,885,348
Welltower, Inc.	365,366	29,879,631
		115,233,115
REITs - Hotels - 3.0%
RLJ Lodging Trust	1,057,696	18,742,373
Sunstone Hotel Investors, Inc.	710,751	9,893,654
		28,636,027
REITs - Management/Investment - 5.0%
Lexington Corporate Properties Trust	1,023,637	10,871,025
National Retail Properties, Inc.	565,300	30,311,386
Weyerhaeuser Co.	240,583	7,265,607
		48,448,018
REITs - Manufactured Homes - 2.9%
Equity Lifestyle Properties, Inc.	403,000	28,367,170
REITs - Office Property - 12.4%
Alexandria Real Estate Equities, Inc.	244,380	39,486,920
Boston Properties, Inc.	109,318	15,070,579
Douglas Emmett, Inc.	380,162	16,689,112
Highwoods Properties, Inc. (SBI)	463,488	22,669,198
Mack-Cali Realty Corp.	309,488	7,158,457
VEREIT, Inc.	2,070,300	19,129,572
		120,203,838
REITs - Regional Malls - 2.4%
Simon Property Group, Inc.	106,261	15,828,639
Taubman Centers, Inc.	227,665	7,078,105
		22,906,744
REITs - Shopping Centers - 3.7%
Acadia Realty Trust (SBI)	467,646	12,126,061
SITE Centers Corp.	857,403	12,020,790
Urban Edge Properties	611,590	11,730,296
		35,877,147
REITs - Single Tenant - 4.0%
Four Corners Property Trust, Inc.	792,700	22,346,213
Spirit Realty Capital, Inc.	337,520	16,599,234
		38,945,447
REITs - Storage - 5.9%
CubeSmart	952,119	29,972,706
Extra Space Storage, Inc.	165,735	17,504,931
Public Storage	44,382	9,451,591
		56,929,228
REITs - Warehouse/Industrial - 12.0%
Americold Realty Trust	576,700	20,219,102
Prologis, Inc.	888,921	79,238,419
Terreno Realty Corp.	304,816	16,502,738
		115,960,259

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		942,742,018

Hotels, Restaurants & Leisure - 1.0%
Hotels, Resorts & Cruise Lines - 1.0%
Marriott International, Inc. Class A	64,924	9,831,441
Media - 0.2%
Advertising - 0.2%
Clear Channel Outdoor Holdings, Inc. (a)	524,300	1,499,498
TOTAL COMMON STOCKS
(Cost $919,315,849)		954,072,957

Money Market Funds - 1.4%
Fidelity Cash Central Fund 1.58% (b)
(Cost $13,780,814)	13,778,162	13,780,918
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $933,096,663)		967,853,875
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(864,102)
NET ASSETS - 100%		$966,989,773

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$40,973
Total	$40,973

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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